SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


     Commission     Registrant, State of Incorporation,       I.R.S Employer
       File No.       Address, and Telephone Number          Identification No.

      1-15467              Vectren Corporation                 35-2086905
                         (An Indiana Corporation)
                           20 N.W. Fourth Street,
                         Evansville, Indiana 47708
                              (812) 491-4000





            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))





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Item 8.01 Other Events

Vectren Corporation (the Company), an energy holding and applied technology company, announced on Friday, April 22, 2005, that a federal court judge has entered a number of post-trial rulings in the ongoing litigation between Proliance Energy, LLC and the City of Huntsville, Alabama. Proliance Energy, LLC is jointly owned by affiliates of Citizens Gas and Coke Utility and Vectren Corporation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99.2.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VECTREN CORPORATION

April 25, 2005


                                                   By:  /s/ M. Susan Hardwick
                                                  -----------------------------
                                                   M. Susan Hardwick
                                                   Vice President and Controller


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                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 8.01:


 Exhibit
 Number      Description

   99.1 Federal Court Issues Post-Trial Rulings in Litigation between the City of Huntsville, Alabama Department of Utilities and Vectren's Natural Gas Marketing Joint Venture, Proliance Energy

   99.2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995